Fees Summary	Mar. 24, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	11,971.89
Total Transaction Valuation	86,690,000.00
Total Offset Amount	0.00
Net Fee	$ 11,971.89